UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. )

Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

HERBALIFE LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Online Go to www.envisionreports.com/HLF or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on April 24, 2024. Herbalife Ltd. Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Herbalife Ltd. Annual General Meeting of Shareholders to be Held on April 25, 2024. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual general meeting of shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual general meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: www.envisionreports.com/HLF Easy Online Access — View your proxy materials and vote. Step 1:    Go to www.envisionreports.com/HLF Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 15, 2024 to facilitate timely delivery. 2NOT +

Herbalife Ltd. Meeting Notice The 2024 Annual General Meeting of Shareholders of Herbalife Ltd. will be held on Thursday, April 25, 2024 at 8:30 a.m. Pacific Daylight Time at 800 W. Olympic Blvd., Suite 406, Los Angeles, CA 90015. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR each nominee and FOR Proposals 2, 3 and 4.    1. Election of Directors:    01—Michael O. Johnson    02—Richard H. Carmona    03—Celine Del Genes    04—Sophie L’Hélias    05—Alan W. LeFevre    06—Michael J. Levitt    07—Rodica Macadrai    08—Juan Miguel Mendoza    09—Don Mulligan    10—Maria Otero    2. Approve, on an advisory basis, the compensation of the Company’s named executive officers.    3. Approve an amendment and restatement of the Company’s 2023 Stock Incentive Plan to increase the number of Common Shares available for    issuance under such plan.    4. Ratify, on an advisory basis, the
appointment of the Company’s independent registered public accounting firm for fiscal year 2024. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/HLF. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Herbalife Ltd.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.    To facilitate timely delivery, all requests for a paper copy of proxy materials must be received on or before April 15, 2024.